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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COMBIMATRIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 13, 2015

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders of CombiMatrix Corporation (the "Special Meeting") to be held on April 28, 2015. The meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626, beginning at 1:00 p.m. local time. The formal meeting notice and proxy statement for the Special Meeting are attached.

        Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Special Meeting. If you later decide to attend the Special Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis, it is very important that you cast your vote.

        We look forward to seeing you at the Special Meeting.

  Sincerely,

  Mark McDonough
   President, Chief Executive Officer and Director

COMBIMATRIX CORPORATION
310 Goddard, Suite 150
Irvine, CA 92618
(949) 753-0624

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 28, 2015

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of CombiMatrix Corporation, a Delaware corporation (the "Company"), will be held on April 28, 2015, at 1:00 p.m. local time at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626. The Special Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.
APPROVAL AND RATIFICATION OF SERIES E FINANCING.    To ratify the terms and issuance of our Series E 6% Convertible Preferred Stock ("Series E Stock"), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series E Stock and upon exercise of certain warrants issued to the purchasers of our Series E Stock, including shares issuable pursuant to the anti-dilution provisions of our Series E Stock, exceeding 19.99% of our outstanding Common Stock.

2.
APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK.    To approve an amendment to our Certificate of Incorporation to increase the maximum number of shares of our common stock authorized for issuance from 25,000,000 to 50,000,000 shares.

3.
RATIFICATION OF AUDITORS.    To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for 2015.

4.
APPROVAL OF ADJOURNMENT PROPOSAL.    To approve an adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals.

5.
ANY OTHER BUSINESS that may properly come before the Special Meeting or any adjournments or postponements thereof.

        We recommend that stockholders vote FOR the matters listed above. Only stockholders of record at the close of business on March 9, 2015 are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices and at the Special Meeting.

        All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card(s) sent to you.

        You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

        Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters, it is very important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 28, 2015:    This notice of special meeting of stockholders and the proxy statement are available at http://investors.combimatrix.com/annuals.cfm.

  Sincerely,

  Mark McDonough
   President, Chief Executive Officer and Director
  Irvine, California
  March 13, 2015

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMBIMATRIX CORPORATION
310 Goddard, Suite 150
Irvine, California 92618
(949) 753-0624

PROXY STATEMENT

        The enclosed proxy is solicited on behalf of CombiMatrix Corporation, a Delaware corporation, by its Board of Directors (the "Board") for use at its Special Meeting of Stockholders (the "Special Meeting") to be held at 1:00 p.m. local time on April 28, 2015, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Special Meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

        These proxy solicitation materials were first sent or given on or about March 18, 2015 to all stockholders entitled to vote at the Special Meeting. Stockholders who owned CombiMatrix Common Stock at the close of business on March 9, 2015 (the "Record Date") are entitled to receive notice of, attend and vote at the Special Meeting. On the Record Date, there were (i) 12,680,927 shares of Common Stock outstanding and approximately 28 holders of record according to information provided by our transfer agent; (ii) no shares of Series A 6% Convertible Preferred Stock ("Series A Stock") outstanding and no Series A Stock holders of record; (iii) no shares of Series B 6% Convertible Preferred Stock ("Series B Stock") outstanding and no Series B Stock holders of record; (iv) no shares of Series C 6% Convertible Preferred Stock ("Series C Stock") outstanding and no Series C Stock holders of record; (v) no shares of Series D Convertible Preferred Stock ("Series D Stock") outstanding and no Series D Stock holders of record; and (vi) 2,201.49 shares of Series E 6% Convertible Preferred Stock ("Series E Stock") outstanding and 14 Series E Stock holders of record.

        References to the "Company," "CombiMatrix," "our," "us" or "we" mean CombiMatrix Corporation.

VOTING AND RELATED MATTERS

Voting Procedures

        As a stockholder of CombiMatrix, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below in the "Proposals" section. Each share of CombiMatrix Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

        You may vote over the Internet, by telephone, by mail or in person at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

        Voting over the Internet.    You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 27, 2015. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

        Voting by Telephone.    You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on April 27, 2015. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

        Voting by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

        Voting in Person at the Meeting.    If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

  •
  enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

  •
  provide written notice of the revocation to our Corporate Secretary at our principal executive office, 310 Goddard, Suite 150, Irvine, CA 92618; or

  •
  attend the Special Meeting and vote in person.

Quorum and Voting Requirements

        Stockholders of record at the close of business on March 9, 2015, are entitled to receive notice and vote at the meeting. On the Record Date, there were 12,680,927 issued and outstanding shares of our Common Stock and 2,201.49 issued and outstanding shares of our Series E Stock. Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting. The Series E Stock may not vote.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

  (1)
  the ratification of the terms and issuance of our Series E Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series E Stock and upon exercise of certain warrants issued to the purchasers of our Series E Stock, including shares issuable pursuant to the anti-dilution provisions of our Series E Stock, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted in favor of such ratification and approval;

  (2)
  the approval of the amendment to our certificate of incorporation, increasing the maximum number of shares of our common stock authorized for issuance from 25,000,000 to 50,000,000 shares, will be approved if a majority of the shares of common stock outstanding as of the Record Date and entitled to vote at the Special Meeting are voted in favor of such approval;

  (3)
  the ratification of the appointment of Haskell &White LLP as our independent registered accounting firm for 2015 will be approved if a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting are voted in favor of such ratification; and

  (4)
  the approval of an adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such approval.

        Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Special Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With respect to Proposal One, abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has been approved, and will not have the same effect as negative votes. With respect to Proposal Two, both abstentions and broker non-votes will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes. With respect to Proposals Three and Four, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

        If your shares are held by a bank or broker in street name, it is very important that you cast your vote if you want it to count in voting on non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote for the proposals in this proxy statement, no votes will be cast on your behalf.

Voting of Proxies

        When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

  (1)
  "for" the ratification of the terms and issuance of our Series E Stock, and the approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series E Stock and upon exercise of certain warrants issued to the purchasers of our Series E Stock, including shares issuable pursuant to the anti-dilution provisions of such Series E Stock, exceeding 19.99% of our outstanding Common Stock;

  (2)
  "for" the approval of the amendment to our certificate of incorporation, increasing the maximum number of shares of our common stock authorized for issuance from 25,000,000 to 50,000,000 shares;

  (3)
  "for" the ratification of the Audit Committee's appointment of Haskell & White LLP as our independent registered accounting firm for 2015;

  (4)
  "for" the approval of an adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals; and

  (5)
  at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Prior Agreement to Continue to Call Stockholder Meetings

        In connection with the Series E Stock financing described in Proposal One and the private placement described in Proposal Two, we agreed that if we do not obtain stockholder approval of such proposals at this Special Meeting, we will be required to call a meeting every four months thereafter to seek stockholder approval of such proposals until such stockholder approval is obtained.

Voting Results

        Voting results will be announced at the Special Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Special Meeting.

Householding of Proxy Materials

        We are sending only one proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate proxy statement in the future, you may telephone our Corporate Secretary at (949) 753-0624 or write to him at CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618. If you have received multiple copies of our proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

        We have retained Morrow & Co., LLC, located at 470 West Avenue, Stamford, Connecticut, 06902, to assist us with the solicitation of proxies for a fee, which we believe will be approximately $20,000 to $30,000 plus expenses.

        We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. Except as described above, we do not presently intend to solicit proxies other than by mail.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 28, 2015:    The notice of special meeting of stockholders and this proxy statement are available at http://investors.combimatrix.com/annuals.cfm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information regarding the beneficial ownership of our Common Stock as of February 27, 2015 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding Common Stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

        Percentage ownership in the table below is based on 12,680,927 shares of Common Stock outstanding as of February 27, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of February 27, 2015 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other stockholder.

        Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors
Mark McDonough(1)	98,030	*
Scott R. Burell(2)	44,895	*
R. Judd Jessup(3)	50,686	*
Scott Gottlieb, M.D.(4)	13,574	*
Jeremy M. Jones(5)	5,874	*
Robert E. Hoffman(6)	53,418	*
All current directors and executive officers as a group (6 persons)	266,477	2.1%
5% Stockholders Not Listed Above
Alpha Capital Anstalt(7)	1,259,263	9.9%
Great Point Partners, LLC(8)	970,874	7.7%
Longwood Capital Partners LLC(9)	853,278	6.7%
Perkins Capital Management, Inc.(10)	627,138	5.0%

*
Less than 1.0%.

(1)
Includes 33,582 shares of common stock. Also includes options to purchase 64,448 shares of common stock that were exercisable within 60 days of February 27, 2015.

(2)
Includes 11,927 shares of common stock. Also includes options to purchase 32,580 shares of common stock and warrants to purchase 388 shares of common stock that were exercisable within 60 days of February 27, 2015.

(3)
Includes 4,374 shares of common stock. Also includes options to purchase 40,499 shares of common stock and warrants to purchase 5,813 shares of common stock that were exercisable within 60 days of February 27, 2015. Shares and warrants are held by the R. Judd & Charlene L. Jessup Trust.

(4)
Includes 13,574 shares of common stock and options to purchase 9,000 shares of common stock that were exercisable within 60 days of February 27, 2015.

(5)
Includes 5,874 shares of common stock and options to purchase 1,500 shares of common stock that were exercisable within 60 days of February 27, 2015.

(6)
Includes 28,646 shares of common stock. Also includes options to purchase 500 shares of common stock and warrants to purchase 24,272 shares of common stock that were exercisable within 60 days of February 27, 2015.

(7)
Represents the maximum amount of shares that Alpha Capital Anstalt can beneficially control under a contractually stipulated 9.99% ownership restriction. The reported mailing address for Alpha Capital Anstalt is Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein. Information based solely upon investor filings with the SEC. Does not include 1,026,939 shares of common stock issuable upon conversion of Series E Stock, 571,429 shares of common stock issuable upon exercise of Series E Warrants, or 3,037,026 shares of common stock issuable upon exercise of other warrants.

(8)
Consists of (i) warrants to purchase 259,289 shares of common stock (the "BVF Shares") owned of record by Biomedical Value Fund, L.P. ("BVF"); (ii) warrants to purchase 316,009 shares of common stock (the "BOVF Shares") owned of record by Biomedical Offshore Value Fund, Ltd. ("BOVF"); (iii) warrants to purchase 56,720 shares of common stock (the "BIVF Shares") owned of record by Biomedical Institutional Value Fund, L.P. ("BIVF"); (iv) warrants to purchase 160,594 shares of common stock (the "GEF-PS Shares") owned of record by Class D Series of GEF-PS, LP ("GEF-PS"); and (v) warrants to purchase 178,262 shares of common stock (the "GEF-SMA Shares") owned of record by GEF-SMA, LP ("GEF-SMA"). Great Point Partners, LLC ("Great Point") is the investment manager of BVF, BOVF, BIVF, GEF-PS and GEF-SMA, and by virtue of such status may be deemed to be the beneficial owner of the BVF Shares, BOVF Shares, BIVF Shares, GEF-PS Shares and GEF-SMA Shares. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and investment power with respect to the BVF Shares, BOVF Shares, BIVF Shares, GEF-PS Shares and GEF-SMA Shares, and therefore may be deemed to be the beneficial owner of the BVF Shares, BOVF Shares, BIVF Shares, GEF-PS Shares and GEF-SMA Shares. Notwithstanding the above, Great Point, Dr. Jay and Mr. Kroin disclaim beneficial ownership of the BVF Shares, the BOVF Shares, the BIVF Shares, the GEF-PS Shares and the GEF-SMA Shares, except to the extent of their respective pecuniary interests. The reported mailing address for each of Great Point, Dr. Jay and Mr. Kroin is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. Information based solely upon investor filings with the SEC.

(9)
The reported mailing address for Longwood Capital Partners, LLC is 3200 Alpine Road, Portola Valley, California 94028. Information based solely upon investor filings with the SEC. Does not include 128,366 shares of common stock issuable upon conversion of Series E Stock or 71,429 shares of common stock issuable upon exercise of Series E Warrants.

(10)
The reported mailing address for Perkins Capital Management, Inc. is 730 Lake Street East, Wayzata, Minnesota 55391. Information based solely upon investor filings with the SEC. Does not include 102,691 shares of common stock issuable upon conversion of Series E Stock or 57,142 shares of common stock issuable upon exercise of Series E Warrants.

 PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

        Audit and Audit-Related Fees.    Fees for audit and audit related services by our principal independent registered public accounting firm, Haskell & White LLP ("H&W"), for the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Audit fees	$101,855	$87,500
Audit related fees	65,640	61,675

Total audit and audit related fees	$167,495	$149,175

        Tax Fees; All Other Fees.    We were not billed for any tax fees or for any other fees from our principal accountants in 2014 or 2013.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Determination of Independence

        There were no fees billed by H&W for non-audit services.

Attendance at Special Meeting

        Representatives from H&W are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

 PROPOSALS

PROPOSAL ONE—TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES E STOCK, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES E STOCK AND UPON EXERCISE OF CERTAIN WARRANTS ISSUED TO THE PURCHASERS OF OUR SERIES E STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION PROVISIONS OF SUCH SERIES E STOCK, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK

Overview

        On February 13, 2015, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain accredited institutional pre-existing investors (the "Investors"), pursuant to which we sold and issued in a registered direct offering an aggregate of 1,541,998 shares (the "Common Shares") of our Common Stock at a price of $1.75 per share, an aggregate of 2,201.49 shares of our newly created Series E Stock and warrants to purchase an aggregate of 700,000 shares of Common Stock at an exercise price of $1.97 per share (the "Series E Warrants"). The Series E Stock and Series E Warrants were sold in multiples of fixed combinations, with each fixed combination consisting of one share of Series E Stock and a Series E Warrant to purchase approximately 317.965 shares of Common Stock. Each fixed combination of Series E Stock and Series E Warrants was sold at a price of $1,000. The Series E Stock is convertible into an aggregate of 1,257,996 shares of Common Stock at an initial conversion price of $1.75 per share. The Series E Stock is not convertible into greater than 19.99% (when aggregated with the Common Shares) of our outstanding Common Stock unless stockholder approval is obtained. The closing under the Series E Purchase Agreement occurred on February 18, 2015. The sale and issuance of the Common Shares, Series E Stock and the Series E Warrants are collectively referred to herein as the "Series E Financing".

Reasons for the Series E Financing

        Our Board of Directors determined that the Series E Financing was advisable and in our best interest and in the best interest of our stockholders. We entered into the Series E Financing in order to raise funds necessary for general working capital purposes.

Description of Series E Preferred Stock

        Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series E 6% Convertible Preferred Stock we filed with the Delaware Secretary of State on February 13, 2015 (the "Certificate of Designation"), the Series E Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock with respect to dividends and with respect to distributions upon our deemed dissolution, liquidation or winding-up. Each share of Series E Stock carries a 6% per annum dividend that will begin accruing six months after the closing under the Purchase Agreement and will be payable only in cash. Until the volume weighted average price of our Common Stock on Nasdaq exceeds 200% of the conversion price of the Series E Stock for ten consecutive trading days, the Series E Stock is subject to full ratchet price based anti-dilution protection (subject to the limits imposed by General Instruction I.B.6. of Form S-3).

        Pursuant to the terms of the Purchase Agreement, we also have agreed with the Investors that while such Investor holds Series E Stock and Series E Warrants, we will not effect or enter into an agreement to effect a "Variable Rate Transaction," which means a transaction in which we: (i) issue or sell any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of our Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to our business; or (ii) enter into any agreement (including, without limitation, an equity line of credit) whereby we may sell securities at a future determined price.

        We also have agreed with the Investors pursuant to the Purchase Agreement that, except under certain permitted circumstances: (i) until the later of the date that is six months from the closing or 30 days following the date on which less than 7.5% of the Series E Stock remains outstanding, we will not issue, or enter into any agreement to issue, any shares of Common Stock or equivalents thereof; (ii) until the time that less than 7.5% of the Series E Warrants remain outstanding, neither we nor our subsidiaries will issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the exercise price of the Series E Warrants; (iii) until the time that less than 7.5% of the Series E Stock remains outstanding, neither we nor our subsidiaries will issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the conversion price of the Series E Stock unless all shares of Common Stock underlying the Series E Stock (taking into consideration the effect of the full adjustment of the anti-dilution provisions from such dilutive issuance) are permitted by General Instruction I.B.6. of Form S-3 to be issued under the registration statement; (iv) if we issue or agree to issue securities within the six months following the closing under the Purchase Agreement, and subject to the preexisting rights of other security holders, the Investors shall have the right of first refusal to purchase all of the securities on the same terms, conditions and price provided for in the proposed issuance of securities; and (v) we will indemnify the Investors against certain losses resulting from our breach of any of our representations, warranties, or covenants under agreements with the Investors, as well as under certain other circumstances described in the Purchase Agreement.

        The Investors have agreed to be subject to a blocker that (i) would prevent each of their respective Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of our outstanding Common Stock; or (ii) would prevent us from issuing any shares of Common Stock to the Investors upon the conversion by such Investors of Series E Stock if the issuance of such shares to such Investor, when aggregated with all other shares of Common Stock sold to the Investors under the Purchase Agreement together with all shares of Common Stock issued upon the conversion of Series E Stock, would result in the total issuance of Common Stock to exceed 19.99% of our outstanding Common Stock, without first obtaining the approval of our stockholders. We have agreed to seek stockholder approval at the Special Meeting for the terms of the Series E Stock and the issuance and delivery in the aggregate of that number of shares of Common Stock exceeding 19.99% of the outstanding shares of Common Stock upon conversion of the Series E Stock, and we have further agreed that if we do not obtain such stockholder approval at the Special Meeting, we will be required to call a meeting every four months thereafter to seek such stockholder approval until such stockholder approval is obtained.

Description of Series E Warrants

        The exercise price of the Series E Warrants is $1.97 per share. The Series E Warrants have a 5 1/2 year term and a cashless exercise provision in the event there is no effective registration statement covering the Common Stock issuable upon exercise of the Series E Warrants. The Series E Warrants are not exercisable for the first six months following issuance. The Series E Warrants are not subject to price anti-dilution protection.

Possible Effects on Rights of Existing Stockholders

        The Series E Stock is senior to our Common Stock with respect to dividends and liquidation preferences. The Purchase Agreement includes a right of first offer in favor of the Investors on certain of our future issuances of securities. The shares of our Common Stock do not have such preemptive rights. Existing stockholders also will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of the Series E Stock. Upon conversion in full of the Series E Stock at the conversion price of $1.75 per converted share of Common Stock, an aggregate of 1,257,996 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The amount described above does not give effect to (i) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series E Stock, (ii) the issuance of shares of Common Stock pursuant to the Series E Warrants or other outstanding options and warrants or (iii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock

Reasons for Stockholder Approval

        Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the "Nasdaq 20% Rule") requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Series E Stock, $1.75, is less than the greater of the book or market value of our Common Stock immediately before we entered into the Purchase Agreement. In addition, the terms of the Series E Stock include anti-dilution adjustments that could result in a reduction of the conversion price in the future. If this Proposal is approved, the issuance of our Common Stock upon conversion of the Series E Stock will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq 20% Rule with respect to the issuance of the Common Stock upon conversion of the Series E Stock.

        In addition, under Nasdaq Listing Rule 5635(b) prior stockholder approval is required for issuances of securities that will result in a "change of control" of the issuer (the "Nasdaq Change of Control Rule"). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Series E Financing, the Investors, assuming the conversion of their Series E Stock (at the initial conversion price, not taking into account any price-based or anti-dilution adjustments related to the Series E Stock, but taking into account the Common Shares issued under the Purchase Agreement) would own approximately 2,799,994 shares of our Common Stock, which is expected to represent approximately 22.1% of the total voting power of the Company's voting securities following the closing of the Series E Financing (based on 12,680,927 shares of Common Stock outstanding as of February 27, 2015). We seek your approval of this Proposal in order to satisfy the requirements of the Nasdaq Change of Control Rule with respect to the issuance of the Common Stock upon conversion of the Series E Stock.

        The Purchase Agreement requires us to submit this Proposal to stockholders at our Special Meeting. Approval of this Proposal will constitute approval pursuant to the Nasdaq 20% Rule and the Nasdaq Change of Control Rule. The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the Certificate of Designation, the Purchase Agreement and the Series E Warrant, attached hereto as Appendices A through C, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Vote Required

        This Proposal to ratify the terms and issuance of our Series E Stock, and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series E Stock and upon exercise of certain warrants issued to the purchasers of our Series E Stock, including shares issuable pursuant to the anti-dilution provisions of such Series E Stock, exceeding 19.99% of our outstanding Common Stock, will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted in favor of such ratification and approval.

Consequences of Not Approving this Proposal

        If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will be required to call a meeting every four months thereafter to seek such stockholder approval until such stockholder approval is obtained. This would be very expensive for us, a distraction for our management and a nuisance for our stockholders.

Recommendation

        The Board recommends that stockholders vote FOR ratification of the terms and issuance of our Series E Stock, and approval of the issuance of such number of shares of Common Stock issuable upon conversion of the Series E Stock and upon exercise of certain warrants issued to the purchasers of our Series E Stock, including shares issuable pursuant to the anti-dilution provisions of such Series E Stock, exceeding 19.99% of our outstanding Common Stock.

Unless marked otherwise, proxies received will be voted FOR Proposal One.

PROPOSAL TWO—TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPROATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000

Overview

        Our Certificate of Incorporation currently provides that we are authorized to issue two classes of stock, consisting of 25,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. As of February 27, 2015, 12,680,927 shares of Common Stock were issued and outstanding, 2,201.49 shares of Series E Stock were issued and outstanding, and 10,918,995 shares of Common Stock were reserved for issuance upon the exercise of outstanding options and warrants (including the Series E Warrants), the vesting of outstanding restricted stock units and the conversion of the issued and outstanding shares of Series E Stock at the initial conversion price. The remaining shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance.

        The following table sets forth certain information with respect to our common stock:

Common Stock	As of Feb. 27, 2015
Shares issued and outstanding	12,680,927
Shares reserved for issuance upon the conversion of outstanding Series E Stock	1,257,996
Shares reserved for issuance upon the exercise of outstanding options and vesting of outstanding restricted stock units	1,552,094
Shares reserved for issuance upon the exercise of outstanding common stock warrants	8,108,905
Shares reserved for issuance pursuant to future grants under our 2006 Stock Incentive Plan	358,101

Total	23,958,023

Shares presently authorized for issuance	25,000,000

        Each additional share of Common Stock authorized by the proposed amendment to our Certificate of Incorporation will have the same rights and privileges as each share of Common Stock presently authorized.

        While there are no statutory preemptive rights pursuant to which stockholders may receive or purchase any of the additional shares of Common Stock to be authorized by the proposed amendment, as previously described in this proxy statement on page 7 under the heading "Description of Series E Preferred Stock", each Investor has a right of first offer to participate in certain future issuances of securities by us, subject to compliance with our existing Investors Rights Agreement, dated April 4, 2011 (the "April 2011 Rights Agreement"), entered into in connection with the sale and issuance of Common Stock and warrants to certain accredited investors (the "April 2011 Investors") in April 2011 (the "April 2011 Financing"). Pursuant to the April 2011 Rights Agreement, each April 2011 Investor, for so long as such April 2011 Investor beneficially owns not less than 25% of the shares of Common Stock issued to it in the April 2011 Financing (treating the shares underlying such April 2011 Investor's warrants as if issued), has a right of first refusal to participate in certain future issuances of securities by us on a pro rata basis with their initial investment.

Reason for Immediate Need to Authorize Additional Common Stock

        On February 13, 2015, we entered into a securities purchase agreement separate from the Series E Financing (the "Warrant Purchase Agreement") with selected accredited institutional pre-existing investors (the "Private Placement Investors"), pursuant to which we sold to the Private Placement Investors warrants to purchase up to an aggregate of 1,540,000 shares of Common Stock at an exercise price of $2.167 per share (the "Private Placement Warrants", and the transactions contemplated by the Warrant Purchase Agreement, the "Warrant Financing"). The Private Placement Warrants were sold for an aggregate purchase price of $1,000. The Private Placement Warrants cannot be issued unless and until our stockholders approve this Proposal. When issued, each Private Placement Warrant will be exercisable at any time after the six month anniversary of entering into the Warrant Purchase Agreement and on or prior to the close of business on the five year anniversary of the initial exercise date. If stockholders approve this Proposal and our Board effectuates the amendment described in this Proposal, we will be able to issue the Private Placement Warrants. If such Private Placement Warrants are issued and all were to be cash exercised, it would result in aggregate proceeds to us of $3,337,180.

        The Board believes our current capital structure is inadequate for our present and future needs. In addition to the immediate need to reserve an aggregate of 1,540,000 shares of Common Stock for issuance upon exercise of the Private Placement Warrants, we also need additional authorized Common Stock in order to (i) cover any potential adjustments to the conversion price of the Series E Stock, (ii) increase the reserve of our Stock Incentive Plan for attracting and retaining employees and other service providers, (iii) raise more working capital should we need it in the future, and (iv) be able to use our stock as currency for any possible future strategic transactions or acquisitions. Without an increase in the number of authorized shares of Common Stock, we will not be able to raise capital, should the need arise, or use stock to acquire businesses or critical assets, should the opportunity present itself. Currently, we do not have a sufficient number of shares of Common Stock authorized for issuance to cover the exercise of the Private Placement Warrants or any potential adjustments to the conversion price of the Series E Stock, or any of the other business purposes described in this Proposal. Accordingly, our Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 50,000,000, which increases our total authorized capital stock to 55,000,000 shares. The Board is asking our stockholders to approve this amendment.

Purpose of Authorizing Additional Common Stock

        In light of the recent Series E Financing and Warrant Financing, the Board believes it is necessary and advisable to increase the number of authorized shares of Common Stock to ensure that a sufficient number of shares of Common Stock are available for issuance upon exercise of the Private Placement Warrants. We agreed with the Private Placement Investors to seek stockholder approval at the Special Meeting to increase the number of authorized shares of our Common Stock to an amount sufficient to reserve an aggregate of 1,540,000 shares of Common Stock for issuance upon exercise of the Private Placement Warrants, and we further agreed that if we do not obtain such stockholder approval at the Special Meeting, we will be required to call a meeting every four months thereafter to seek such stockholder approval until such stockholder approval is obtained. The Board, therefore, deems it advisable to increase the number of authorized shares of Common Stock at this time in order to avoid the expense incident to calling stockholder meetings every four months until such stockholder approval is obtained.

        The authorization of an additional 25,000,000 shares of Common Stock also would give our Board the express authority to issue such shares of Common Stock from time to time as our Board deems necessary. Our Board believes it is necessary and advisable to have the ability to issue such additional shares of Common Stock for any proper corporate purpose beyond what is necessary in connection with the Warrant Financing including, but not limited to, stock option, restricted stock unit and warrant grants, convertible debt and equity financings, and any possible future strategic transactions or acquisitions. Our Board believes that having these additional shares available will provide the Board with the flexibility it needs to respond quickly, and without the delays inherent in obtaining stockholder approval, should shares be required for these or any other corporate purposes. Our Board believes authorizing additional Common Stock is advisable in order to maintain flexibility in today's competitive and changing environment. Without an increase in the number of authorized shares of Common Stock, we will not be able to raise capital, should the need arise, and may lose important business opportunities, including to competitors, which could adversely affect our financial performance and growth.

        In determining the size of the proposed authorized share increase, our Board considered a number of factors, including the number of shares issuable upon conversion of the Series E Stock and exercise of the Series E Warrants and Private Placement Warrants, and that over a number of years we may potentially need additional shares in connection with our stock incentive plans, future equity or convertible debt transactions, acquisitions or other strategic transactions.

        As of the date of this proxy statement, our Board has no present specific plans, understandings or agreements for the issuance of the proposed additional authorized shares of common stock, other than pursuant to the exercise of stock options and warrants (including the Private Placement Warrants) and the vesting of outstanding restricted stock units. Our Board, however, believes that if an increase in the authorized number of shares of common stock were to be postponed, the delay and expense incident to obtaining the approval of our stockholders at that time could significantly impair our ability to meet our strategic objectives and our obligations to the Private Placement Investors. The additional shares of common stock would be available for issuance by our Board without any future action by the stockholders, unless such action were specifically required by applicable law or the rules of The Nasdaq Stock Market, and for such consideration that our Board may determine is appropriate and as may be permitted by applicable law.

        If our Certificate of Incorporation is not amended as set forth in this proposal, we will have no ability to undertake further equity or convertible debt financings.

Possible Effects of Increase in Authorized Common Stock

        If this Proposal is approved by the stockholders, our Board will have the authority to issue the additional authorized shares of Common Stock, or any part thereof, without further action by the stockholders except as required by law or applicable requirements of The Nasdaq Capital Market. In addition to the issuance of additional Common Stock, our Certificate of Incorporation, as amended, currently empowers our Board to authorize the issuance of one or more series of Preferred Stock without stockholder approval.

        The proposed increase in the authorized number of shares of Common Stock could have an anti-takeover effect, in that additional shares could be issued, within the limits imposed by applicable law, in one or more transactions that could discourage, delay or make more difficult a change in control or takeover of our company, although this is not the present intent of our Board. For example, additional shares could be issued by us to dilute the stock ownership or voting rights of persons seeking to obtain control of our company and thereby increase the cost of acquiring a given percentage of our outstanding stock. Similarly, the issuance of additional shares to certain persons allied with our management and/or Board could have the effect of making it more difficult to remove our current management and/or directors by diluting the stock ownership or voting rights of persons seeking to cause such removal.

Although this Proposal to increase the authorized number of shares of Common Stock has been prompted by business considerations and not by the threat of any hostile takeover attempt (nor is our Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the amendment to the Certificate of Incorporation could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

        In addition, the issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in our earnings and book value (or decrease in our net loss), an increase in the aggregate number of outstanding shares of the Common Stock caused by the issuance of additional shares would dilute the earnings per share and book value per share (or increase the loss per share) of all outstanding shares of our capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

        While authorization of the additional shares will not directly dilute the proportionate voting power or other rights of existing stockholders, future issuances of Common Stock enabled by authorization of the additional shares could reduce the proportionate ownership of existing holders of Common Stock, and, depending on the price at which such shares are issued, may be dilutive to the existing stockholders.

Proposed Amendment

        If this proposal is approved, the proposed amendment to our Certificate of Incorporation amending and restating Article IV, Section 1 thereof will be adopted in the following form:

        "Section 1.    Authorization.    The total number of shares of all classes of stock that the Corporation is authorized to issue is Fifty-Five Million (55,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock with a par value of $0.001 per share, and Five Million (5,000,000) shares of Preferred Stock with a par value of $0.001 per share."

Vote Required

        The proposal to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 50,000,000 will be approved if the holders of a majority of the shares of common stock outstanding as of the Record Date and entitled to vote at the Special Meeting vote in favor of the proposal.

Consequences of Not Approving this Proposal

        If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will be required to call a meeting every four months thereafter to seek such stockholder approval until such stockholder approval is obtained. This would be very expensive for us, a distraction for our management and a nuisance for our stockholders.

Recommendation

        The Board recommends that stockholders vote FOR approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000.

Unless marked otherwise, proxies received will be voted FOR Proposal Two.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP

Overview

        Our Audit Committee plans to engage the registered public accounting firm of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015. Haskell & White LLP audited our financial statements for the years ended December 31, 2014 and December 31, 2013. Please refer to "Principal Accountants" above for information about fees and services paid to Haskell & White LLP in 2014 and 2013, and our Audit Committee's pre-approval policies. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Haskell & White LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders' best interests.

        Representatives of Haskell & White LLP are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Sought

        The proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015 will be approved if a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting are voted in favor of the proposal.

Recommendation

        The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015.

Unless marked otherwise, proxies received will be voted FOR Proposal Four.

PROPOSAL FOUR—TO APPROVE ADJOURNMENT OF SPECIAL MEETING, IF NECESSARY AND APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

Overview

        We seek stockholder approval to adjourn the Special Meeting, if necessary and appropriate, to solicit additional proxies if we do not have sufficient votes at the Special Meeting to approve any of the proposals set forth above. We currently do not intend to propose adjournment at our Special Meeting if there are sufficient votes to approve each of the proposals. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to our stockholders, other than an announcement made at the Special Meeting.

Vote Required

        The proposal to approve an adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals, will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such approval.

Recommendation

        The Board recommends that stockholders vote FOR approval to adjourn the Special Meeting, if necessary and appropriate, to solicit additional proxies.

Unless marked otherwise, proxies received will be voted FOR Proposal Three.

OTHER BUSINESS

        We know of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

DESCRIPTION OF CAPITAL STOCK

General

        The Company's authorized capital stock currently consists of 25,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share. Based on the number of shares, options, and warrants outstanding as of February 27, 2015, there were 12,680,927 outstanding shares of Common Stock, 2,201.49 outstanding shares of Series E Stock, 1,552,094 shares of Common Stock underlying outstanding options and restricted units, and outstanding warrants to purchase 8,108,905 shares of Common Stock. If stockholders approve Proposal Two set forth above in this proxy statement and our Board effectuates the amendment described under Proposal Two, the Company's authorized capital stock will consist of up to 50,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share.

Common Stock

        As of February 27, 2015, there were 12,680,927 shares of Common Stock outstanding. Holders of the Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders. Holders of Common Stock are entitled to receive ratably any dividends that may be declared by the Board out of legally available funds, subject to preferential dividend rights of any outstanding Preferred Stock. Upon the Company's liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably the Company's net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock. Except as described in Proposal Two with respect to the Investors and the April 2011 Investors, holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are also subject to, and may be adversely affected by, the rights of holders of Series E Stock or shares of any other series of Preferred Stock which the Company may designate and issue in the future without further stockholder approval.

Preferred Stock

        Board is currently authorized without further stockholder approval to issue from time to time up to an aggregate of 5,000,000 shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series without further vote or action by the stockholders. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of management without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

        As of February 27, 2015, there were 2,201.49 shares of Series E Stock outstanding. A summary of the terms of the Series E Stock is set forth above in Proposal One of this proxy statement and is incorporated here by this reference. The outstanding shares of Series E Stock are fully paid and nonassessable.

Anti-Takeover Effects of Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws

        Our Certificate of Incorporation and bylaws contain a number of provisions that could make our acquisition by means of a tender or exchange offer, a proxy contest or otherwise more difficult. These provisions are summarized below.

        Removal of Directors.    Our Certificate of Incorporation provides that our directors may only be removed by the affirmative vote of holders of at least two-thirds of the shares entitled to vote at a meeting called for that purpose or, where such action is approved by a majority of the directors, the affirmative vote of the holders of a majority of the shares entitled to vote. Although our bylaws do not give the Board the power to approve or disapprove stockholder nominations for the election of directors or of any other business stockholders desire to conduct at an annual or any other meeting, the bylaws may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular annual meeting if the proper procedures are not followed, or discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control, even if the conduct of that solicitation or attempt might be beneficial to our stockholders.

        Special Meetings.    Our bylaws provide that special meetings of stockholders can be called by our President, our Chairman or our Board at any time.

        Undesignated Preferred Stock.    The ability to authorize undesignated Preferred Stock makes it possible for our Board to issue Preferred Stock with voting or other rights or preferences that could impede the success of any attempt to acquire us. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of our company.

        Delaware Anti-Takeover Statute.    We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging under certain circumstances in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

  •
  Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder.

  •
  Upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer.

  •
  On or subsequent to the date of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

        Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation's outstanding voting securities. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our Board does not approve in advance. We also anticipate that Section 203 may also discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

        The provisions of Delaware law, our Certificate of Incorporation and our bylaws could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Registration Rights

        The Company is a party to registration rights agreements with various third parties.

Warrants

        As of February 27, 2015, various third parties held outstanding warrants to purchase 8,108,906 shares of our Common Stock at exercise prices ranging from $1.97 to $21.40. Of this amount, as of February 27, 2015, the Investors held outstanding warrants to purchase 700,000 shares of our Common Stock at an exercise price of $1.97 per share.

        The Private Placement Warrants have not issued and are not outstanding. If stockholders approve Proposal Two set forth above in this proxy statement and our Board effectuates the amendment described under Proposal Two, we will issue the Private Placement Warrants and they will be exercisable for an aggregate of 1,540,000 shares of Common Stock at an exercise price of $2.167 per share. The Private Placement Warrants will be exercisable at any time after the six month anniversary of entering into the Warrant Purchase Agreement and on or prior to the close of business on the five year anniversary of the initial exercise date, subject to the beneficial ownership limitation described below. The Private Placement Warrants are not subject to price based anti-dilution protection. If, at the time of exercise of a Private Placement Warrant, there is no effective registration statement registering for resale the shares of Common Stock issuable upon exercise of the Private Placement Warrant, the holder may exercise the Private Placement Warrant on a cashless basis. When exercised on a cashless basis, a portion of the Private Placement Warrant is cancelled in payment of the purchase price payable in respect of the number of shares of Common Stock purchasable upon such exercise. Subject to the beneficial ownership limitation described below, if, after the one year anniversary of the date of entering into the Warrant Purchase Agreement, the volume weighted average price of our Common Stock on Nasdaq exceeds 200% of the Private Placement Warrant exercise price for ten consecutive trading days, then we may, within one trading day thereafter, call for cancellation of up to 50% of the Private Placement Warrants for consideration equal to $0.001 per share of Common Stock underlying the Private Placement Warrants. We may not exercise our call rights if, among other things, there is no effective registration statement registering for resale the shares of Common Stock issuable upon exercise of the Private Placement Warrants. Subject to limited exceptions, a holder of Private Placement Warrants will not have the right to exercise any portion of its Private Placement Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (which may be increased, but not above 9.99%) of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise.

        Pursuant to the terms of the Warrant Purchase Agreement, we also agreed with the Private Placement Investors that while they hold any Private Placement Warrants, we will not effect or enter into an agreement to effect a "Variable Rate Transaction," which means a transaction in which we: (i) issue or sell any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of the Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to our business; or (ii) enter into any agreement (including, without limitation, an equity line of credit) whereby we may sell securities at a future determined price. We also have agreed with the Private Placement Investors pursuant to the Warrant Purchase Agreement that, except under certain permitted circumstances until the time that less than 7.5% of the Private Placement Warrants remain outstanding, neither we nor our subsidiaries shall issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the exercise price of the Private Placement Warrants.

        We also agreed in the Warrant Purchase Agreement that the terms of the Warrant Financing will be amended to eflect the most favorable terms obtained by us in any future equity financing.

Transfer Agent and Registrar

        The Transfer Agent and Registrar for our Common Stock is Computershare.

Listing

        Our Common Stock is listed on The Nasdaq Capital Market under the symbol "CBMX".

STOCKHOLDER PROPOSALS

        Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

        Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting"). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 5, 2015, which is 120 calendar days prior to the anniversary date of the mailing of our proxy statement for our 2014 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

        The proxies to be solicited by us through our Board for our 2015 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder's proposal not later than March 23, 2015, which is 45 calendar days prior to the anniversary date of the mailing of the proxy statement for our 2014 Annual Meeting.

        Stockholder proposals must be in writing and should be addressed to c/o CombiMatrix Corporation, Attention: Corporate Secretary, 310 Goddard, Suite 150, Irvine, California 92618. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the 2015 Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

        We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Special Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mark McDonough
 President, Chief Executive Officer and Director

March 13, 2015
Irvine, California

APPENDIX A

COMBIMATRIX CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES E 6% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

        The undersigned, Mark McDonough and Scott R. Burell, do hereby certify that:

          1.     They are the President and Secretary, respectively, of CombiMatrix Corporation, a Delaware corporation (the "Corporation").

          2.     The Corporation is authorized to issue 5,000,000 shares of preferred stock, none of which are issued.

          3.     The following resolutions were duly adopted by the board of directors of the Corporation (the "Board of Directors"):

        WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

        WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 2,202 shares of the preferred stock which the Corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby designate and provide for the creation and issuance of a series of preferred stock and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF SERIES E PREFERRED STOCK

        Section 1.    Definitions.    For the purposes hereof, the following terms shall have the following meanings:

        "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

        "Alternate Consideration" shall have the meaning set forth in Section 7(e).

        "Base Conversion Price" shall have the meaning set forth in Section 7(b).

        "Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

        "Board of Directors" means the board of directors of the Corporation.

        "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

        "Buy-In" shall have the meaning set forth in Section 6(c)(iv).

        "Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 40% of the voting securities of the Corporation (other than by means of conversion or exercise of Series E Preferred Stock and the Securities issued together with the Series E Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

        "Closing Date" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Corporation's obligations to deliver the Securities have been satisfied or waived.

        "Commission" means the United States Securities and Exchange Commission.

        "Common Stock" means the Corporation's common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

        "Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

        "Conversion Amount" means the sum of the Stated Value at issue.

        "Conversion Date" shall have the meaning set forth in Section 6(a).

        "Conversion Price" shall have the meaning set forth in Section 6(b).

        "Conversion Shares" means, collectively, the shares of Common Stock issued and issuable upon conversion of the shares of Series E Preferred Stock in accordance with the terms hereof.

        "Dilutive Issuance" shall have the meaning set forth in Section 7(b).

        "Dilutive Issuance Notice" shall have the meaning set forth in Section 7(b).

        "Dividend Payment Date" shall have the meaning set forth in Section 3(a).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing services to the Corporation, officers or directors of the Corporation pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (provided that such issuances to independent contractors shall not exceed 100,000 shares (subject to adjustment for forward and reverse stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement), in the aggregate, per 12 month period), (b) Securities issued and issuable pursuant to the Purchase Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued to the Corporation by its Subsidiaries, and (d) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities

        "Fundamental Transaction" shall have the meaning set forth in Section 7(e).

        "GAAP" means United States generally accepted accounting principles.

        "Holder" means the Persons who hold the Series E Preferred Stock at any given time..

        "Issuable Maximum" shall have the meaning set forth in Section 6(e).

        "Junior Securities" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series E Preferred Stock in dividend rights or liquidation preference.

        "Liquidation" shall have the meaning set forth in Section 5.

        "New York Courts" shall have the meaning set forth in Section 11(d).

        "Notice of Conversion" shall have the meaning set forth in Section 6(a).

        "Original Issue Date" means the date of the first issuance of any shares of the Series E Preferred Stock regardless of the number of transfers of any particular shares of Series E Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series E Preferred Stock.

        "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        "Purchase Agreement" means the Securities Purchase Agreement, dated as of February 13, 2015, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

        "Securities" means the Series E Preferred Stock, the Warrants and the Underlying Shares.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Series E Preferred Stock" shall have the meaning set forth in Section 2.

        "Share Delivery Date" shall have the meaning set forth in Section 6(c).

        "Stated Value" shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

        "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

        "Subscription Amount" shall mean, as to each Holder, the aggregate amount to be paid for the Series E Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Holder's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

        "Subsidiary" means any subsidiary of the Corporation as set forth on Exhibit 21.1 to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2013 and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

        "Successor Entity" shall have the meaning set forth in Section 7(e).

        "Trading Day" means a day on which the principal Trading Market is open for trading.

        "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC QB (or any successors to any of the foregoing).

        "Transaction Documents" means this Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

        "Transfer Agent" means Computershare, the current transfer agent of the Corporation with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Corporation.

        "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series E Preferred Stock and upon exercise of the Warrants.

        "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

        "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Warrants shall be exercisable 6 months following their issuance and have a term of exercise expiring 5 1/2 years from the Closing, in the form of Exhibit C attached of the Purchase Agreement.

        "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

        Section 2.    Designation, Amount and Par Value.    The series of preferred stock created hereunder shall be designated as its Series E 6% Convertible Preferred Stock (the "Series E Preferred Stock") and the number of shares so designated shall be 2,202 (which shall not be subject to increase without the written consent of the Holders of 67% of the Series E Preferred Stock). Each share of Series E Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the "Stated Value").

        Section 3.    Dividends.

          a)    Dividends in Cash.    Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 6% per annum, payable semi-annually on June 30 and December 31, beginning on the first such date after the six month anniversary of the Original Issue Date and on each Conversion Date after the six month anniversary of the Original Issue Date (with respect only to Series E Preferred Stock being converted) (each such date, a "Dividend Payment Date") (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash out of legally available funds.

          b)    Corporation's Ability to Pay Dividends in Cash.    On the Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends.

          c)    Dividend Calculations.    Dividends on the Series E Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing six months after the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.. Dividends shall cease to accrue with respect to any Series E Preferred Stock converted, provided that, the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein, in which case dividends shall cease to accrue with respect to such converted Series E Preferred Stock on the date the Corporation actually delivers the Conversion Shares.

          d)    Late Fees.    Such cash dividends that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

          e)    Other Securities.    So long as any Series E Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Series E Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series E Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series E Preferred Stock.

          f)    Special Reserves.    The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Series E Preferred Stock and any future issuances of the Corporation's capital stock shall be equal to the aggregate par value of such Series E Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the stated capital of the Corporation with respect to any shares of the Corporation's capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of each Holder.

        Section 4.    Voting Rights.    Except as otherwise provided herein or as otherwise required by law, the Series E Preferred Stock shall have no voting rights. However, as long as any shares of Series E Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series E Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series E Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Series E Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Series E Preferred Stock, (d) increase the number of authorized shares of Series E Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

        Section 5.    Liquidation.    Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Series E Preferred Stock and before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

        Section 6.    Conversion.

          a)    Conversions at Option of Holder.    Each share of Series E Preferred Stock shall be convertible, at any time and from time to time from and after the date of issuance at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Series E Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series E Preferred Stock to be converted, the number of shares of Series E Preferred Stock owned prior to the conversion at issue, the number of shares of Series E Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series E Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series E Preferred Stock to the Corporation unless all of the shares of Series E Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series E Preferred Stock promptly following the Conversion Date at issue. Shares of Series E Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

          b)    Conversion Price.    The conversion price for the Series E Preferred Stock shall equal $1.75, subject to adjustment herein (the "Conversion Price").

          c)    Mechanics of Conversion

                i.  Delivery of Certificate Upon Conversion.    Not later than three (3) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Series E Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall use its best efforts to deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

               ii.  Failure to Deliver Conversion Shares.    If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series E Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

              iii.  Obligation Absolute; Partial Liquidated Damages.    The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series E Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series E Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series E Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series E Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Stated Value of Series E Preferred Stock being converted, $10 per Trading Day for each Trading Day after the second Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

              iv.  Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion.    In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares within two Trading Days after the Share Delivery Date pursuant to Section 6(c)(i), and if after such date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Corporation shall (A) pay in cash to such Holder the amount, if any, by which (x) such Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series E Preferred Stock equal to the number of shares of Series E Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series E Preferred Stock with respect to which the actual sale price of the Conversion Shares giving rise to such purchase obligation was a total of $10,000, under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver Conversion Shares upon conversion of the shares of Series E Preferred Stock as required pursuant to the terms hereof.

               v.  Reservation of Shares Issuable Upon Conversion.    The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series E Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series E Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Series E Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

              vi.  Fractional Shares.    No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series E Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

             vii.  Transfer Taxes and Expenses.    The issuance of Conversion Shares on conversion of this Series E Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series E Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

          d)    Beneficial Ownership Limitation.    The Corporation shall not effect any conversion of the Series E Preferred Stock, and a Holder shall not have the right to convert any portion of the Series E Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series E Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series E Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules andregulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Series E Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series E Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Series E Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series E Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.

  Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series E Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series E Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days' prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Series E Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series E Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series E Preferred Stock.

          e)    Issuance Limitations.    Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval, then the Corporation may not issue, upon conversion of the Series E Preferred Stock, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (in connection with any Common Stock issued pursuant to the Purchase Agreement and (ii) in connection with any conversion of Series E Preferred Stock issued pursuant to the Purchase Agreement would exceed 2,211,542 shares of Common Stock (subject to adjustment for forward and reverse stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement) (such number of shares, the "Issuable Maximum"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original Stated Value of such Holder's Series E Preferred Stock by (y) the aggregate Stated Value of all Series E Preferred Stock issued pursuant to the Purchase Agreement to all Holders. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Series E Preferred Stock held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Series E Preferred Stock or Warrants and the amount of shares issued to such Holder pursuant to such Holder's Series E Preferred Stock was less than such Holder's pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required Shareholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective.

        Section 7.    Certain Adjustments.

          a)    Stock Dividends and Stock Splits.    If the Corporation, at any time while this Series E Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series E Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    Subsequent Equity Sales.    From the Original Issue Date until the date immediately following the 10 consecutive Trading Days wherein the VWAP for each Trading Day during such 10 consecutive Trading Days exceeds 200% of the then effective Conversion Price (at which such time this Section 7(b) shall no longer be applicable), if, at any time while this Series E Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents at an effective price per share less than the then in effect Conversion Price (such lower price, the "Base Conversion Price" and such issuances, collectively, a "Dilutive Issuance") (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price; provided, however, that such adjustment to the Conversion Price shall be made only to the extent that after taking into account such adjustment to the Conversion Price the number of shares of Common Stock issuable under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 is sufficient to register the issuance of the maximum number of Conversion Shares issuable upon conversion of the Preferred Stock at such adjusted Conversion Price. The Corporation shall file a prospectus supplement to the Registration Statement as to the additional Conversion Shares issuable on account of such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment shall be made, paid or issued under this Section 7(b) in respect of an Exempt Issuance. If the Corporation enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 7, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder of Series E Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Series E Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Series E Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Series E Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Series E Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          e)    Fundamental Transaction.    If, at any time while this Series E Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 7(a)), or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Series E Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Series E Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series E Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Series E Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series E Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration.

  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series E Preferred Stock, deliver to the Holder in exchange for this Series E Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series E Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series E Preferred Stock (without regard to any limitations on the conversion of this Series E Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series E Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

          f)    Calculations.    All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

          g)    Notice to the Holders.

                i.  Adjustment to Conversion Price.    Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

               ii.  Notice to Allow Conversion by Holder.    If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series E Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall file such notice with the Commission pursuant to a Current Report on Form 8-K within one Trading Day. The Holder shall remain entitled to convert the Conversion Amount of this Series E Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 8.    [RESERVED]

        Section 9.    [RESERVED]

        Section 10.    [RESERVED].

        Section 11.    Miscellaneous.

          a)    Notices.    Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, facsimile number (949) 753-1504, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement.

  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)    Absolute Obligation.    Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series E Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

          c)    Lost or Mutilated Series E Preferred Stock Certificate.    If a Holder's Series E Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series E Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

          d)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

          e)    Waiver.    No provision of this Certificate of Designation may be waived, modified, supplemented or amended except in a written instrument signed by the Company and approved by the Holders of a majority of the Series E Preferred Stock then outstanding. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

          f)    Severability.    If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

          g)    Next Business Day.    Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          h)    Headings.    The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

          i)    Status of Converted or Redeemed Series E Preferred Stock.    Shares of Series E Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series E Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series E 6% Convertible Preferred Stock.

*********************

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate this 12th day of February, 2015.

/s/ MARK MCDONOUGH		/s/ SCOTT BURELL
Name:	Mark McDonough	Name:	Scott Burell
Title:	CEO, President	Title:	CFO

ANNEX A

        NOTICE OF CONVERSION
(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES E PREFERRED STOCK)

        The undersigned hereby irrevocably elects to convert the number of shares of Series E 6% Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the "Common Stock"), of CombiMatrix Corporation, a Delaware corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

        The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended. Number of Shares of Common Stock Beneficially Owned on the date of conversion: Less than five percent (5%) of the outstanding Common Stock of the Corporation. The undersigned represents and warrants to the Corporation that in giving effect to the conversion evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Sections 6(d) and 6(e) of the Certificate of Designation.

        Conversion calculations:

    Date to Effect Conversion:

    Number of shares of Series E Preferred Stock owned prior to Conversion:

    Number of shares of Series E Preferred Stock to be Converted:

    Stated Value of shares of Series E Preferred Stock to be Converted:

    Number of shares of Common Stock to be Issued:

    Applicable Conversion Price:

    Number of shares of Series E Preferred Stock subsequent to Conversion:

    Address for Delivery:
     or
    DWAC Instructions:
    Broker no:
    Account no:

[HOLDER]
By:	Name: Title:

APPENDIX B

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of February 13, 2015, between CombiMatrix Corporation, a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

        "Acquiring Person" shall have the meaning ascribed to such term in Section 4.7.

        "Action" shall have the meaning ascribed to such term in Section 3.1(j).

        "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

        "Aggregate Per Share Purchase Price" means the aggregate purchase price paid by a Purchaser for the Shares, which is calculated by the number of Shares as set forth on the signature page hereto executed by such Purchaser multiplied by the Per Share Purchase Price.

        "Board of Directors" means the board of directors of the Company.

        "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

        "Certificate of Designation" means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

        "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

        "Closing Date" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

        "Closing Statement" means the Closing Statement in the form on Annex A attached hereto.

        "Commission" means the United States Securities and Exchange Commission.

        "Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

        "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

        "Company Counsel" means Dorsey & Whitney LLP, with offices located at 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

        "Conversion Price" shall have the meaning ascribed to such term in the Certificate of Designation.

        "Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms of the Certificate of Designation.

        Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1.

        "EGS" means Ellenoff Grossman & Schole LLP, with offices located at 1345 Avenue of the Americas, New York, New York 10105.

        "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Exempt Issuance" means the issuance of (a) shares of Common Stock or options or other awards to employees, independent contractors providing service to the Company, officers or directors of the Company pursuant to any stock or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (provided that such issuances to independent contractors shall not exceed 100,000 shares (subject to adjustment for forward and reverse stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date hereof), in the aggregate, in any 12 month period), (b) Securities issued and issuable pursuant to this Agreement and securities upon the exercise or exchange of or conversion of any Securities issued and issuable hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued to the Company by its Subsidiaries and (d) securities issued pursuant to acquisitions, mergers, consolidations or strategic transactions (including licensing and partnering agreements) or purchase of all or substantially all of the securities or assets of another entity approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

        "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended.

        "FDA" shall have the meaning ascribed to such term in Section 3.1(gg).

        "FDCA" shall have the meaning ascribed to such term in Section 3.1(gg).

        "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

        "Indebtedness" shall have the meaning ascribed to such term in Section 3.1(aa).

        "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

        "Liens" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

        "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

        "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

        "Maximum Rate" shall have the meaning ascribed to such term in Section 5.17.

        "Participation Maximum" shall have the meaning ascribed to such term in Section 4.12(a).

        "Per Share Purchase Price" equals $1.75, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

        "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        "Pharmaceutical Product" shall have the meaning ascribed to such term in Section 3.1(gg).

        "Preferred Stock" means the up to 2,202 shares of the Company's Series E 6% Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

        "Pre-Notice" shall have the meaning ascribed to such term in Section 4.12(b).

        "Pro Rata Portion" shall have the meaning ascribed to such term in Section 4.12(e).

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Prospectus" means the final prospectus filed for the Registration Statement.

        "Prospectus Supplement" means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

        "Purchaser Party" shall have the meaning ascribed to such term in Section 4.10.

        "Registration Statement" means the effective registration statement with the Commission file No. 333-198848 which registers the sale of the Preferred Stock, Shares, Warrants and Underlying Shares to the Purchasers.

        "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

        "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all outstanding Warrants or conversion in full of all outstanding shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date.

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

        "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

        "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

        "Securities" means the Preferred Stock, the Shares, the Warrants, the Warrant Shares and the Underlying Shares.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date

        "Shares" means the shares of Common Stock issued to each Purchaser pursuant to this Agreement.

        "Short Sales" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

        "Stated Value" means $1,000 per share of Preferred Stock.

        "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock, Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

        "Subsequent Financing" shall have the meaning ascribed to such term in Section 4.12(a).

        "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.12(b).

        "Subsidiary" means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

        "Trading Day" means a day on which the principal Trading Market is open for trading.

        "Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCQB (or any successors to any of the foregoing).

        "Transaction Documents" means this Agreement, the Certificate of Designation, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

        "Transfer Agent" means Computershare, the current transfer agent of the Company, with a mailing address of 520 Pike Street, Suite 1220, Seattle, Washington 98101 and a facsimile number of (206) 674-3059, and any successor transfer agent of the Company.

        "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of the Certificate of Designation.

        "Variable Rate Transaction" shall have the meaning ascribed to such term in Section 4.13(b).

        "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

        "Warrants" means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable 6 months following the date of issuance and have a term of exercise equal to 5.5 years from the Closing Date, in the form of Exhibit C attached hereto.

        "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

        2.1    Closing.    On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $2,202,000 of shares of Preferred Stock with an aggregate Stated Value for each Purchaser equal to such Purchaser's Subscription Amount as set forth on the signature page hereto executed by such Purchaser minus such Purchaser's Aggregate Per Share Purchase Price, up to an aggregate of $2,698,500 of Shares determined pursuant to Section 2.2(a)(iv), and Warrants as determined pursuant to Section 2.2(a)(v). The aggregate number of shares of Preferred Stock sold hereunder shall be up to 2,202 and the aggregate number of Shares sold hereunder shall be up to 1,542,000. Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to its Subscription Amount, and the Company shall deliver to each Purchaser its respective shares of Preferred Stock, Shares and Warrants, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree. The Company covenants that, if the Purchaser delivers a Notice of Conversion (as defined in the Certificate of Designation) to convert any shares of Preferred Stock between the date hereof and the Closing Date, the Company shall deliver Conversion Shares to the Purchaser on the Closing Date in connection with such Notice of Conversion.

        2.2    Deliveries.

          (a)   On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

              (i)  this Agreement duly executed by the Company;

             (ii)  a legal opinion of Company Counsel;

            (iii)  a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser's Subscription Amount minus such Purchaser's Aggregate Per Share Purchase Price divided by the Stated Value, registered in the name of such Purchaser and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

            (iv)  a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system ("DWAC") Shares equal to such Purchaser's Aggregate Per Share Purchase Price divided by the Per Share Purchase Price, registered in the name of such Purchaser;

             (v)  a Warrant registered in the name of such Purchaser to purchase up to, in the aggregate among all Purchasers, a number of shares of Common Stock equal to 25% of such Purchaser's Subscription Amount divided by $1.75 (subject to adjustment for reverse and forward stock splits and the like), with an exercise price equal to $1.97, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date); and

            (vi)  the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

          (b)   On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

              (i)  this Agreement duly executed by such Purchaser; and

             (ii)  such Purchaser's Subscription Amount by wire transfer to the account specified in writing by the Company.

        2.3    Closing Conditions.

          (a)   The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

            (iii)  the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

          (b)   The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

              (i)  the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

             (ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

            (iii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

            (iv)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

             (v)  from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Nasdaq Capital Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Nasdaq Capital Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be delivered separately to the Purchasers and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

          (a)    Subsidiaries.    All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2013. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

          (b)    Organization and Qualification.    The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c)    Authorization; Enforcement.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d)    No Conflicts.    The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e)    Filings, Consents and Approvals.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and the Underlying Shares for trading thereon in the time and manner required thereby, and applicable filing with FINRA, (iv) the filing of the Certificate of Designation with the Delaware Secretary of State and (v) Shareholder Approval (collectively, the "Required Approvals").

          (f)    Issuance of the Securities; Registration.    The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on October 2, 2014 (the "Effective Date"), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g)    Capitalization.    The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of restricted stock units pursuant to the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived in connection with the transactions contemplated hereby. Except as a result of the purchase and sale of the Securities and as set forth in the SEC Reports and for stock options and other equity grants to employees made under the Company's existing stock plans, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities, other than Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          (h)    SEC Reports; Financial Statements.    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

          (i)    Material Changes; Undisclosed Events, Liabilities or Developments.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no material event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

          (j)    Litigation.    Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k)    Labor Relations.    No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, none of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l)    Compliance.    Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m)    Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n)    Title to Assets.    The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens reflected in the Company's financial statements and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

          (o)    Intellectual Property.    To its knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p)    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r)    Sarbanes-Oxley; Internal Accounting Controls.    The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

          (s)    Certain Fees.    Except as set forth in the Prospectus Supplement, no brokerage or finder's fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (t)    Investment Company.    The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

          (u)    Registration Rights.    Except for the purchasers in the private placement dated as of the date hereof and except for the investors in the Company's April 2011 private placement, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

          (v)    Listing and Maintenance Requirements.    The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements.

          (w)    Application of Takeover Protections.    The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (x)    Disclosure.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (y)    No Integrated Offering.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

          (z)    Solvency.    Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.

  For the purposes of this Agreement, "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $750,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $750,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (aa)    Tax Status.    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

          (bb)    Foreign Corrupt Practices.    Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

          (cc)    Accountants.    The Company's accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company's Annual Report for the fiscal year ended December 31, 2014.

          (dd)    Seniority.    As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

          (ee)    Acknowledgment Regarding Purchasers' Purchase of Securities.    The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ff)    Acknowledgment Regarding Purchaser's Trading Activity.    Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(e) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (gg)    Regulation M Compliance.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

          (hh)    FDA.    As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (iii) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.

  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

          (ii)    Stock Option Plans.    Each stock option granted by the Company under the Company's stock option plan was granted (i) in accordance with the terms of the Company's stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

          (jj)    Office of Foreign Assets Control.    Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

          (kk)    U.S. Real Property Holding Corporation.    The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser's request.

          (ll)    Bank Holding Company Act.    Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

          (mm)    Money Laundering.    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

        3.2    Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

          (a)    Organization; Authority.    Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

  The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b)    Understandings or Arrangements.    Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c)    Purchaser Status.    At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any shares of Preferred Stock, it will be an "accredited investor" as defined in Rule 501 under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d)    Experience of Such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)    Certain Transactions and Confidentiality.    Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

          (f)    Non-US Persons.    If such Purchaser is not a United States Person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Agreement or any Transaction Document, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any necessary permits or consents of any governmental authority or similar regulating body and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser's payment for, and continued beneficial ownership of the Securities, will not violate any applicable securities or other Laws of the Purchaser's jurisdiction.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        4.1    Shares and Underlying Shares.    The Shares and the Conversion Shares shall be issued free of legends. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use commercially reasonable best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

        4.2    Acknowledgment of Dilution.    The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

        4.3    Furnishing of Information; Public Information.    Until the earliest of the time that the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

        4.4    Integration.    Other than to the Purchasers, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

        4.5    Conversion and Exercise Procedures.    Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Preferred Stock. Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to exercise the Warrants or convert the Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

        4.6    Securities Laws Disclosure; Publicity.    The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, within 4 Trading Days of the date hereof. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Purchaser holding a majority of the Securities, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) the Form 8-K described above or any proxy statement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations or request, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

        4.7    Shareholder Rights Plan.    No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

        4.8    Non-Public Information.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

        4.9    Use of Proceeds.    Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

        4.10    Indemnification of Purchasers.    Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or attributable to the Purchaser Party's fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

        4.11    Reservation and Listing of Securities.

          (a)   The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

          (b)   If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 90th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

          (c)   The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all commercially reasonable steps to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing application and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. In addition, the Company shall hold a vote for the purpose of obtaining Shareholder Approval as soon as practical following the Closing Date, and in any event on or before the three month anniversary of the Closing Date, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the next shareholder meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Preferred Stock is no longer outstanding. Each Purchaser agrees not to vote any Underlying Shares held by it in favor of Shareholder Approval.

        4.12    Participation in Future Financing.

          (a)   Subject to the prior rights of first refusal set forth in (i) that certain Investors Rights Agreement dated as of April 1, 2011 (the "Investors Rights Agreement"), from the date hereof until the date that is the 6 month anniversary of the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, Indebtedness or a combination of units thereof (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the maximum aggregate amount of 100% of such Subsequent Financing among all Purchasers, the "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

          (b)   At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

          (c)   Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser's participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

          (d)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their "accredited investor" designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

          (e)   If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of that amount of the Participation Maximum being purchased by the Purchasers. "Pro Rata Portion" means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.12.

          (f)    The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

          (g)   The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

          (h)   Notwithstanding anything to the contrary in this Section 4.12 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

          (i)    Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock.

        4.13    Subsequent Equity Sales.

          (a)   From the date hereof until the later of (i) 6 months after the Closing Date or (ii) 30 days after the date that less than 7.5% the Preferred Stock issued at the Closing remain outstanding, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

          (b)   From the date hereof until such time as no Purchaser holds any of the Preferred Stock or Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. "Variable Rate Transaction" means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (c)   From the date hereof until such time as less than 7.5% of the Warrants issued at the Closing remain outstanding, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents below the then Exercise Price of the Warrants. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (d)   From the date hereof until such time that less than 7.5% of the Preferred Stock issued at the Closing remain outstanding, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents below the then Conversion Price unless and only to the extent that the number of shares of Common Stock reserved and available under the Registration Statement pursuant to Instruction I.B.6 of Form S-3 is sufficient to cover the issuance of the maximum number of Conversion Shares issuable pursuant to the Preferred Stock to the Purchaser (taking into consideration the effect of the full adjustment of the anti-dilution provisions from such dilutive issuance and without giving effect to any limitations on conversion set forth in the Certificate of Designation). The Company shall file a prospectus supplement to the Registration Statement as to the additional shares of Common Stock issuable on account of such adjustment.

          (e)   Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

        4.14    Equal Treatment of Purchasers.    No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

        4.15    Certain Transactions and Confidentiality.    Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will (i) execute any purchases or sales, including Short Sales, of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 (a "Prohibited Short Sale"). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, other than a Prohibited Short Sale or other than pursuant to Section 4.8, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

        4.16    Blue Sky Filings.    The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

        4.17    Capital Changes.    Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock, unless required to maintain the listing of the Common Stock on the Nasdaq Stock Market.

        4.18    Amendments to Investor Rights Agreement.    From the date hereof until the date that is the 12 month anniversary of the Closing Date, without prior written consent of the Purchasers holding at least 67% in interest of the Securities then outstanding, the Company shall not (i) amend or alter the Investors Rights Agreement or (ii) except with respect to an Exempt Issuance or in accordance with the terms of the Investors Rights Agreement as in effect as of the date hereof, issue additional shares of Common Stock or Common Stock Equivalents to the investors who are a party to the Investors Rights Agreement.

ARTICLE V.
MISCELLANEOUS

        5.1    Termination.    This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before February 20, 2015; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

        5.2    Fees and Expenses.    At the Closing, the Company has agreed to reimburse Alpha Capital ("Alpha") the non-accountable sum of $40,000 for its legal fees and expenses and $10,000 for administrative and due diligence fees and expenses. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

        5.3    Entire Agreement.    The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        5.4    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the third (3rd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

        5.5    Amendments; Waivers.    No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

        5.6    Headings.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        5.7    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers."

        5.8    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

        5.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents (other than the Certificate of Designation) shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents other than the Certificate of Designation (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents other than the Certificate of Designation), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        5.10    Survival.    The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

        5.11    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

        5.12    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        5.13    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser's right to acquire such shares pursuant to such Purchaser's Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

        5.14    Replacement of Securities.    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

        5.15    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        5.16    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        5.17    Usury.    To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the Closing Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

        5.18    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS. EGS does not represent any of the Purchasers other than Alpha. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

        5.19    Liquidated Damages.    The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

        5.20    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

        5.21    Construction.    The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

        5.22    WAIVER OF JURY TRIAL.    IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMBIMATRIX CORPORATION		Address for Notice:
By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO CBMX SECURITIES PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares of Preferred Stock:

Shares:

Warrant Shares:

EIN Number:

[SIGNATURE PAGES CONTINUE]

Annex A

CLOSING STATEMENT

        Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $[                of Preferred Stock, Shares and Warrants from Combimatrix Corporation, a Delaware corporation (the "Company"). All funds will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:                        , 2015

I. PURCHASE PRICE
Gross Proceeds to be Received	$
II. DISBURSEMENTS
$
$
$
$
$
Total Amount Disbursed:	$

COMBIMATRIX CORPORATION
By:
Name:
Title:

WIRE INSTRUCTIONS:
To:
To:

APPENDIX C

COMMON STOCK PURCHASE WARRANT

COMBIMATRIX CORPORATION

Warrant Shares:	Initial Exercise Date: August , 2015
Issue Date: February , 2015

        THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received,            or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after August     , 2015 (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from CombiMatrix Corporation, a Delaware corporation (the "Company"), up to            shares (as subject to adjustment and certain limitations hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

        Section 1.    Definitions.    Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated February 13, 2015, among the Company and the purchasers signatory thereto.

        Section 2.    Exercise.

          a)    Exercise of Warrant.    Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto. Within three (3) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b)    Exercise Price.    The exercise price per share of the Common Stock under this Warrant shall be $1.97, subject to adjustment hereunder (the "Exercise Price").

          c)    Cashless Exercise.    If, at the time of exercise hereof, there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A–B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise," as set forth in the applicable Notice of Exercise;
(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and
(X)	=
the number of Warrant Shares that would be issuable upon exercise of this Warrant (or portion thereof if a partial exercise) in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

          d)    Mechanics of Exercise.

                i.  Delivery of Warrant Shares Upon Exercise.    The Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Day after the latest of (A) the delivery to the Company of the Notice of Exercise and (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "Warrant Share Delivery Date"). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein (in compliance with applicable securities laws) shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $2,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day for each Trading Day after the second Trading Day following such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

               ii.  Delivery of New Warrants Upon Exercise.    If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

              iii.  Rescission Rights.    If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

              iv.  Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.    In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to an exercise within two (2) Trading Days after the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue and that were sold times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               v.  No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

              vi.  Charges, Taxes and Expenses.    Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder in compliance with applicable securities laws; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise.

             vii.  Closing of Books.    The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          e)    Holder's Exercise Limitations.    The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder.

  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

          f)    Call Provision.    Subject to the provisions of Section 2(e) and this Section 2(f), if, after the one year anniversary of the Closing Date, (i) the VWAP for each of 10 consecutive Trading Days (the "Measurement Period," which 10 consecutive Trading Day period shall not have commenced until after the one year anniversary of the Closing Date) exceeds $3.94 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like after the Closing Date) and (ii) the Holder is not in possession of any information that constitutes, or might constitute, material non-public information which was provided by the Company, then the Company may, within 1 Trading Day of the end of such Measurement Period, call for cancellation of up to 50% of this Warrant (such right, a "Call") for consideration equal to $.001 per Warrant Share. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "Call Notice"), indicating therein the portion of unexercised portion of this Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received by the Call Date will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date and time, the "Call Date"). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered through 6:30 p.m. (New York City time) on the Call Date. The parties agree that any Notice of Exercise delivered following a Call Notice which calls less than all the Warrants shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if (A) this Warrant then permits the Holder to acquire 100 Warrant Shares, (B) a Call Notice pertains to 75 Warrant Shares, and (C) prior to 6:30 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then (x) on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (y) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and (z) the Holder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 2(f), the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise. Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any such Call Notice shall be void), unless, from the beginning of the Measurement Period through the Call Date, (1) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by 6:30 p.m. (New York City time) on the Call Date, and (2) the Registration Statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Company for the sale of all such Warrant Shares to the Holder, and (3) the Common Stock shall be listed or quoted for trading on the Trading Market, and (4) there is a sufficient number of authorized shares of Common Stock for issuance of all Securities under the Transaction Documents, and (5) the issuance of the shares shall not cause a breach of any provision of Section 2(e) herein. The Company's right to call the Warrants under this Section 2(f) shall be exercised ratably among the Holders based on each Holder's initial purchase of Warrants.

        Section 3.    Certain Adjustments.

          a)    Stock Dividends and Splits.    If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a stock distribution or distributions on shares of its Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)    [INTENTIONALLY DELETED].

          c)    Subsequent Rights Offerings.    In addition to any adjustments pursuant to the other subsections of this Section 3 above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

          d)    Pro Rata Distributions.    During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completed exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

          e)    Fundamental Transaction.    If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a reclassification under Section 3(a)), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant).

  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

          f)    Calculations.    All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g)    Notice to Holder.

                i.  Adjustment to Exercise Price.    Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

               ii.  Notice to Allow Exercise by Holder.    If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 4.    Transfer of Warrant.

          a)    Transferability.    This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b)    New Warrants.    This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

          c)    Warrant Register.    The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        Section 5.    Miscellaneous.

          a)    No Rights as Stockholder Until Exercise.    This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

          b)    Loss, Theft, Destruction or Mutilation of Warrant.    The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c)    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

          d)    Authorized Shares.

          The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

          Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

          Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e)    Jurisdiction.    All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f)    Restrictions.    The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

          g)    Nonwaiver and Expenses.    No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h)    Notices.    Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i)    Limitation of Liability.    No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j)    Remedies.    The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k)    Successors and Assigns.    Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

          l)    Amendment.    This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m)    Severability.    Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n)    Headings.    The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMBIMATRIX CORPORATION
By:
Name:
Title:

NOTICE OF EXERCISE

TO:    COMBIMATRIX CORPORATION

        (1)   The undersigned hereby elects to purchase                Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

        (2)   Payment shall take the form of (check applicable box):

    ☐ in lawful money of the United States; or

    ☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

        (3)   Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

        (4)   Number of Shares of Common Stock Beneficially Owned on the date of exercise: Less than five percent (5%) of the outstanding Common Stock of the Company. The undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby, the undersigned will not own in excess of the number of shares of Common Stock permitted to be owned under Section 2(e) of this Warrant to which this notice relates.

[SIGNATURE OF HOLDER]
Name of Investing Entity: Signature of Authorized Signatory of Investing Entity: Name of Authorized Signatory: Title of Authorized Signatory: Date:

EXHIBIT B

ASSIGNMENT FORM

        (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)
Address:	(Please Print)

Dated:                    ,

Holder's Signature:
Holder's Address:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. COMBIMATRIX CORPORATION M85410-S29893 COMBIMATRIX CORPORATION 310 GODDARD, SUITE 150 IRVINE, CA 92618 1. To ratify the terms and issuance of our Series E 6% Convertible Preferred Stock (Series E Stock), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series E Stock and upon exercise of certain warrants issued to the purchasers of our Series E Stock, including shares issuable pursuant to the anti-dilution provisions of our Series E Stock, exceeding 19.99% of our outstanding Common Stock. In their discretion, the proxies are authorized to vote upon such business as may properly come before the special meeting or any adjournments or postponements thereof. 2. To approve an amendment to our Certificate of Incorporation to increase the maximum number of shares of our common stock authorized for issuance from 25,000,000 to 50,000,000 shares. 3. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for 2015. 4. To approve an adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElECTRONIC DElIVERY Of fuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote fOR Proposals 1 through 4. ! ! ! ! ! ! ! ! ! ! ! ! for Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

COMBIMATRIX CORPORATION Special Meeting of Stockholders April 28, 2015 1:00 PM This proxy is solicited by the Board of Directors The stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the Special Meeting of Stockholders and the accompanying proxy statement and hereby appoint(s) Mark McDonough and Scott Burell, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of COMBIMATRIX CORPORATION that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholders to be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626, beginning at 1:00 p.m. local time and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on April 28, 2015: The Notice and Proxy Statement is available at www.proxyvote.com. Continued and to be signed on reverse side M85411-S29893